                         REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of March 21, 1997, between BYRON PREISS MULTIMEDIA COMPANY, INC., a New York corporation ("BPMC"), and ANDREW K. GARDNER ("Gardner").


                              W I T N E S E T H :


            WHEREAS, the parties hereto are parties to a certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

            WHEREAS, pursuant to the terms of the Purchase Agreement, BPMC is delivering to Gardner cash, a Convertible Note of even date herewith (the "Convertible Note") and 395,947 unregistered shares (together with up to an additional 4,053 shares that may be released to Gardner under an escrow agreement of even date herewith, the "Basic Shares") of BPMC's common stock, par value $.001 per share (the "Common Stock");

            WHEREAS, additional shares of BPMC Common Stock (the "Conversion Shares") may be issued to Gardner (or subsequent holders of the Convertible
Note) pursuant to the conversion privilege of the Convertible Note;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

            1. Certain Definitions. Capitalized terms used herein which are not otherwise defined herein and which are defined in, or by reference in, the Purchase Agreement shall have the meanings given therein. For the purposes of this Agreement, the following terms shall have the following meanings:

            "Additional Seller(s)" shall mean those shareholders of BPMC whose names are set forth on Exhibit "A" hereto.

            "Agreement" shall mean this Registration Rights Agreement, as the same may be amended, modified or supplemented from time to time.

            "Conversion Securities" shall mean Registrable Securities that are Conversion Shares or securities issued in exchange for or substitution of any thereof, or as a result of a stock split, in connection with a recapitalization, merger, consolidation or other reorganization, or as a dividend or other distribution in respect of any thereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be


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deemed to include a reference  to the  comparable  section,  if any, of any such similar federal statute.

            "Holder" shall mean Gardner and each Person to whom Registrable Securities are transferred so long as such Person holds such Registrable Securities.

            "Registrable  Securities"  shall  mean  the  Basic  Shares  and  the
Conversion Shares (collectively, the "Shares") and any securities issued in exchange for or substitution of any thereof, or as a result of a stock split, in connection with a recapitalization, merger, consolidation or other reorganization, or as a dividend or other distribution in respect of any thereof. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been disposed of pursuant to Rule 144 (or any successor provision) under the
Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by BPMC and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force (and the Holder thereof shall have received an opinion of independent counsel for the Holder reasonably satisfactory to BPMC to the foregoing effects), or (iv) they shall have ceased to be outstanding.

            "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including without limitation,
(i) all SEC and National Association of Securities Dealers, Inc. or stock exchange registration, listing and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for BPMC, the underwriters or the Holders in connection with blue sky qualification of the Registrable Securities (in a maximum of ten
(10) states)), (iii) all printing, messenger, telephone and delivery expenses and transfer taxes, (iv) the fees and disbursements of counsel for BPMC and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (vii) the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions of underwriters, agents or dealers relating to the distribution of the Registrable Securities, if any, transfer taxes and legal expenses of Gardner.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

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            "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.


            2.    Registration Rights.

                  (a)   Demand Registration.

                        (i) If at any time after a conversion or partial conversion of the Convertible Note, BPMC shall receive written notice (a
"Demand")  from  the  Holder(s)  of a  majority  of  the  Conversion  Securities requesting that BPMC register with the SEC any or all of the Conversion Securities, BPMC shall give to each Holder of Conversion Securities (other than Holders who signed the Demand) written notice of the Demand and of such Holder's right to have such Holder's Conversion Securities included in such registration by submitting a written request to BPMC within twenty (20) days after the date of BPMC's notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder) and BPMC shall expeditiously cause to be prepared and filed an appropriate registration statement under the Securities Act and will use its best efforts to cause the registration statement to become effective and remain effective. In no event shall BPMC be required to effect more than two (2) registrations of the Conversion Securities pursuant to this
Section 2(a). Notwithstanding the foregoing, however, BPMC and/or certain shareholders of BPMC will be permitted on a pro-rata basis to also include their shares of BPMC's Common Stock in any such registration (subject to underwriter cutbacks and the availability of audited financial statements of BPMC prepared in the ordinary course). Notwithstanding the foregoing, the Holder(s) acknowledge and agree that during the period ending September 22, 1997 Viacom International, Inc. shall be entitled to a priority in registering any of its registrable securities over the rights of Gardner in registering Conversion Securities under this Section 2(a). Any registration pursuant to this Section 2(a) shall be effected by the preparation and filing by BPMC with the SEC of a registration statement on either Forms S-1, S-2, SB-2 or S-3 or other similar form, with respect to the offering and sale by the Holders of the Conversion Securities on a continuous or delayed basis in the future pursuant to Rule 415 under the Securities Act.

                        (ii) BPMC will pay all Registration Expenses in connection with a registration of Conversion Securities pursuant to this Section 2(a) if the registration statement is on Form S-3 and/or if the registration statement becomes effective at a time when the Company is not required to include in such registration statement financial statements other than audited financial statements previously prepared by the Company. In the event that the Conversion Securities are sought to be registered under a registration statement that does not meet the standards of the preceding sentence, BPMC shall pay the cost of the Registration Expenses which would have been incurred if the registration had been effected on such a registration statement and BPMC and the Holder(s) shall equally share the Registration Expenses which are in excess thereof.

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                        (iii) A registration  pursuant to this Section 2(a) will
be deemed to have been effected if (A) the registration statement filed in connection with such registration shall have become effective under the Securities Act (provided that if, after such registration statement has become effective, the offering of Conversion Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected), or (B) BPMC is unable to complete such registration statement because one or more Holders of Conversion Securities thus being registered failed to provide information for use in such registration statement requested reasonably and in a timely manner by BPMC or because such Holders otherwise failed to do such reasonable acts and things as may be requested in writing in a timely manner by BPMC, in order to comply with the requirements of law.

                  (b) Incidental "Piggy-Back"  Registration.  (i) If at any time
BPMC proposes to register any of its equity securities (the "Basic Securities") under the Securities Act (other than a registration on Form S-4 or Form S-8) whether or not for sale for its own account, it will each such time give at least twenty (20) days prior written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this
Section 2. Upon the written request of any such Holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), BPMC will use its best efforts to effect the registration under the Securities Act of all Registrable Securities (on a pro-rata basis with any other equity securities which BPMC is seeking to register pursuant to incidental registration but subject to the priorities set forth in Section 2(b)(ii) below) which BPMC has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration BPMC shall determine for any reason not to register such securities, BPMC may, at its election, give written notice of such determination to each Holder of

Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, however, to the rights of Holders under Section 2(a) hereof. No registration effected under this Section 2(b) shall relieve BPMC of its obligations to effect registrations under Section 2(a) hereof. BPMC will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2(b).

                        (ii) If a registration pursuant to this Section 2(b) involves an underwritten offering and the managing underwriter advises BPMC in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number of securities which would have an adverse effect on such offering, including the price at which such shares can be sold, BPMC will include in such registration the securities proposed to be registered by BPMC for its own account and the maximum number of other securities which it is so advised can be sold without such an adverse effect, allocated as follows:

            (A) For registrations proposed on or prior to September 22, 1997, all securities proposed to be registered by BPMC for its own account, all Registrable Securities proposed to be registered under this Section 2(b) and all securities proposed to be registered by any Additional Seller pursuant to incidental registration rights of such Additional Sellers shall have priority in registration over any securities proposed to be registered by other holders pursuant to incidental registration rights of such holders (if necessary, allocated pro rata among all such requesting holders on the basis of the relative number or shares or securities each such holder has requested to be included in such registration).

            (B) For registrations proposed after September 22, 1997, all securities proposed to be registered by BPMC other than for its own account and other than for the benefit of the Additional Sellers, all Registrable Securities proposed to be registered under this Section 2(b) and all securities proposed to be registered by Viacom International, Inc. shall have the first priority (if necessary, allocated pro rata among all such requesting holders on the basis of the relative number of shares or securities each such holder has requested to be included in such registration).

            (C) Notwithstanding anything to the contrary contained herein, if at any time BPMC proposes to register any of its equity securities under the Securities Act pursuant to a Demand made by the Holder pursuant to Section 2(a) hereof, all securities proposed to be registered by BPMC for its own account and all securities proposed to be registered for the benefit of the Additional Sellers, and all securities proposed to be registered by Viacom International Inc. shall have priority over the registration of all securities proposed to be registered by Holder under this Section 2(b); and any other securities proposed to be registered by BPMC pursuant to incidental registration rights and all securities proposed to be registered by Holder under this Section 2(b) pursuant to incidental registration rights shall have the next priority (if necessary, allocated pro rata among all requesting holders on the basis of the relative number of shares or securities each such holder has requested to be included in such registration);

            (D) Notwithstanding anything to the contrary contained herein, if at any time BPMC proposes to register any of its equity securities under the Securities Act pursuant to a demand made by Viacom International Inc. pursuant to Section 2(a) of the Registration Rights Agreement dated as of March 22, 1995 between BPMC and Viacom International Inc., all securities proposed to be registered by Viacom International Inc. shall have priority over the registration of all securities proposed to be registered by Holder under this Section 2(b).

            3. Registration Procedures. Whenever BPMC effects or causes the registration of the Registrable Securities under the Securities Act as provided in this Agreement, BPMC will use its best efforts to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and will, as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that BPMC may discontinue any registration of its securities which is being effected pursuant to Section 2 herein at any time prior to the effective date of the registration statement relating thereto;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two years from the effective date thereof and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holders set forth in such registration statement;

                  (c) furnish to the Holders such number of executed and conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and all documents incorporated by reference therein), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and supplemental prospectus), and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holders;

                  (d) use its best efforts to register or qualify (and keep effective such registration or qualification) such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as may be reasonably required to permit the Holders to sell the Registrable Securities or as the Holders shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities; provided that BPMC shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; provided, further, that this subsection (d) shall not be construed to require BPMC to register as a broker-dealer in any jurisdiction any third person to whom or through whom a Holder proposes to sell Registrable Securities;

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                  (e)  immediately  notify  the  Holders,  at  any  time  when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in subsection (b) of this Section 3, of BPMC becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Holders promptly prepare and furnish to such Holders a reasonable number of copies of an amended or supplemented prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;


                  (g) use its best efforts to list such Registrable Securities on NASDAQ or any securities exchange on which securities of such class are then listed, if such Registrable Securities are not already so listed, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (h) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) whether or not the registration related to an underwritten offering, make such representations and warranties to the Holders and to the underwriters, if any, as are customarily made by issuers to underwriters in underwritten offerings, obtain opinions of counsel to BPMC addressed to each Holder and to the underwriters, if any, covering the matters customarily covered in underwritten offerings, and obtain a "cold comfort" letter or letters and updates thereof from BPMC's independent public accountants in customary form and covering matters of the type customarily covered in underwritten offerings, in each case as the underwriters or the Holders shall reasonably request; and

                  (j) make available for inspection (at reasonable times and upon reasonable notice) by the Holders, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant, or other agent retained by the Holders or any such underwriter, all pertinent financial and other records and

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pertinent  corporate  documents  of BPMC,  and  cause  all of  BPMC's  executive officers and directors to supply all information reasonably requested by the Holders, underwriter, attorney, accountant or agent in connection with such registration statement.

            BPMC may require the Holders to furnish BPMC such information regarding the Holders and the distribution of such securities for use in the registration statement relating to such registration as BPMC may from time to time reasonably request in writing and to do such reasonable acts and things as BPMC may from time to time reasonably request in order to permit BPMC to comply with the requirements of law.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from BPMC of the happening of any event of the kind described in subsection (e) of this Section 3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 3, and if so directed by BPMC, such Holder will deliver to BPMC all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event BPMC shall give any such notice, the period mentioned in subsection (b) of this Section 3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (e) of this Section 3 to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) of this
Section 3.

            BPMC shall have no obligation to register any of the Registrable Securities pursuant to this Agreement if BPMC has obtained an opinion of counsel to the effect that the Registrable Securities may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 (provided that the volume of sales or manner of sale restrictions thereof shall not be applicable to such sale) promulgated under the Securities Act, any successor rule or otherwise.

            4.    Indemnification.

            (a) Indemnification by BPMC. In the event of any registration of any securities of BPMC under the Securities Act pursuant to Section 2 herein, BPMC will, and it hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (and directors and officers thereof), and each other Person, if any, who controls such seller within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including legal, accounting and other reasonable expenses incurred in connection with investigation, preparation or defense of any of the foregoing), to which such seller, any such director or officer or general or limited partner or any such controlling Person may become subject under the Securities Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or supplemental prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and BPMC will reimburse such seller and each such director, officer, general or limited partner, and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or preparing for and defending any such loss, claim, liability, action or proceeding from time to time as such expenses are incurred; provided that BPMC shall not be liable in any such case to any such person, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or supplemental prospectus in reliance upon and in conformity with written information furnished to BPMC through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, general or limited partner or controlling Person and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Holders of Registrable Securities. As a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2 herein, Gardner will and it hereby does (and BPMC may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2 herein, any Holder of Registrable Securities, to provide an undertaking reasonably satisfactory to BPMC pursuant to which such Holder shall indemnify and hold harmless BPMC upon the terms set forth in this Section 4(b)) indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this
Section 4) BPMC, its directors and officers signing the registration statement and its controlling persons and all other prospective selling Holders and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or supplemental prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to BPMC through an instrument duly executed by such seller specifically stating that it is for use in the final or supplemental prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided however, in no event shall the liability of any selling Holder of Registrable Securities be greater in amount than the amount of proceeds received by such selling Holder upon such sale. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of BPMC or any other prospective sellers or any of their respective directors, officers or controlling Persons and shall survive the transfer of such securities by such selling Holder.

            (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment (which is based on the written opinion of its counsel) a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. If in an indemnified party's reasonable judgment (which is based on the written opinion of its counsel) a conflict of interest between the indemnified and indemnifying parties exists in respect of a claim or if the indemnifying party refuses to participate in and to assume the defense of any action brought against an indemnified party, the indemnified party may assume the defense of such claim or action with counsel of its choosing which shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 4. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

            (d) Contribution. If the indemnification provided for in or pursuant to this Section 4 is due in accordance with the terms hereof but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified person on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and by such persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Holder of Registrable Securities be greater in amount than the amount of proceeds received by such Holder upon such sale.

            5. Rule 144. BPMC covenants that it will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if BPMC is not required to file such reports, it will, upon the request of the Holders, make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will do all such other acts and things from time to time as requested by the Holders to the extent required from time to time to enable each Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereunder adopted by the SEC. Upon the request of any Holder, BPMC will deliver to such Holder a written statement as to whether it has complied with such requirements.

            6.    Miscellaneous.

            (a) Amendments and Waivers. This Agreement may be amended and BPMC may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if BPMC shall have obtained the written consent to such amendment, action or omission to act, of Gardner. Holders of Registrable Securities shall be bound by any consent authorized by this Section 6(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

            (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their legal successors-in-interest, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

            (c) Notices. All notices and other communications provided for hereunder shall be given and shall be effective as provided in the Purchase Agreement.

            (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning of terms contained herein.

            (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase, or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than on such counterpart.

            (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

            (h) Remedies. BPMC acknowledges that monetary damages will not be adequate compensation for any loss incurred by reason of a breach by it of the provisions hereof and agrees, to the fullest extent permitted by law, to waive the defense of adequacy of legal remedies in any action for specific performance hereof.

            (i) Merger, etc. If, directly or indirectly: (i) BPMC shall merge with and into, or consolidate with, any other Person, (ii) any Person shall merge with and into, or consolidate with, BPMC and BPMC shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock or other securities of any other Person, or (iii) BPMC shall sell substantially all of its assets to any other Person in exchange for stock or other securities of any other Person, then, in each case, proper provision shall be made so that such Person shall be bound by the provisions of this Agreement, the Holder shall have registration rights with respect to the stock or other securities of the surviving entity or successor to the business of BPMC and the term "BPMC" shall thereafter be deemed to include any successor to BPMC with respect to the obligations hereunder, by merger, consolidation or otherwise. For purposes hereof, the term "Person" shall mean any individual, corporation, partnership, trust or other non-governmental entity.

            7.  Termination.   Except  as  otherwise  provided  herein,   BPMC's
obligations under Section 2 hereof shall terminate on the date upon which there shall be no Registrable Securities outstanding.

            IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed on its behalf as of the date first written above.


                                    BYRON PREISS MULTIMEDIA COMPANY, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                       -----------------------------------------
                                       Andrew K. Gardner
CONSENTED BY:

VIACOM INTERNATIONAL INC.


By:_______________________________
   Name:
   Title:


----------------------------------
Byron Preiss


----------------------------------
Martin L. Berman


----------------------------------
Phyllis Berman


----------------------------------
Steven C. Berman

ALISON A. BERMAN
LIFETIME INCOME TRUST

By:_______________________________
     Mark Kaplan, Co-Trustee


MARK K. BERMAN
LIFETIME INCOME TRUST

----------------------------------
  Mark Kaplan, Co-Trustee


MARTIN L. BERMAN FOUNDATION

By:_______________________________
     Martin L. Berman, Trustee


Preiss Charitable Foundation, Inc.


By:_______________________________
   Name:
   Title:

                                  EXHIBIT "A"

                              Additional Sellers



            1.    Byron Preiss
            2.    Preiss Charitable Foundation, Inc.
            3.    Martin L. Berman
            4.    Phyllis Berman
            5.    Steven C. Berman
            6.    Alison A. Berman Lifetime Income Trust
            7.    Mark K. Berman Lifetime Income Trust
            8.    Martin L. Berman Foundation